UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:	June 23, 2015
Date of Earliest Event Reported:	June 23, 2015

Mid-Con Energy Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2501 North Harwood Street, Suite 2410
Dallas, Texas 75201
(Address of principal executive offices)

(972) 479-5980
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2015, Mid-Con Energy Partners, LP (the “Partnership”) announced that Dr. Michael L. Wiggins would be resigning as Director, Chief Engineer & President, and Mr. David A. Culbertson would be resigning as Vice President and Chief Accounting Officer, of Mid-Con Energy GP, LLC, the general partner (the “General Partner”) of the Partnership, effective July 1, 2015.

Additionally, on June 23, 2015, the Partnership announced the appointment of Mrs. Sherry L. Morgan as Chief Accounting Officer of the General Partner, effective July 1, 2015.

Mrs. Morgan, age 48, has served as Assistant Controller of Mid-Con Energy Operating, LLC (“MCEO”), an affiliate of the General Partner, since 2008. Prior to joining MCEO, she previously served in accounting roles of increasing seniority, beginning her career in 1988 as an auditor for Deloitte & Touche. Mrs. Morgan holds a Bachelor of Science degree in Business Administration in Accounting from Oklahoma State University. Mrs. Morgan is a Certified Public Accountant and Certified Management Accountant. Additionally, Mrs. Morgan is a member of the American Institute of CPAs, the Institute of Management Accountants, and the Oklahoma Society of CPAs.

Mrs. Morgan will receive a base salary of $200,000.00 and will participate in the Partnership’s incentive program for executive officers.

Other than with respect to her employment with the General Partner, Mrs. Morgan does not have any material relationship with any director or executive officer of the General Partner, the Partnership or its affiliates and has no family relationships with any directors or officers of the General Partner.

Additionally, Mr. Jeffrey R. Olmstead, the General Partner’s current Chief Executive Officer, will assume the title and responsibilities of President.

Item 7.01
Regulation FD Disclosure.

On June 23, 2015, the Partnership issued a press release announcing the resignations and appointments discussed above. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information disclosed in this 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No	Description

99.1	Press release issued by Mid-Con Energy Partners, LP dated June 23, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: June 23, 2015
Mid-Con Energy Partners, LP

By:	Mid-Con Energy GP, LLC, its general partner
By:    /s/ Jeffery R. Olmstead______________
Jeffrey R. Olmstead, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Mid-Con Energy Partners, LP dated June 23, 2015.

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